                 EXHIBIT 10(b)TO SYMIX SYSTEMS, INC. 1998 FORM 10-K

                                  LEASE AMENDMENT

     This Lease Amendment is made and entered into as of the latest date on which it is executed by either of the parties hereto ("Amendment Date"), by and between Corporate Exchange Buildings IV and V Limited Partnership, an Ohio limited partnership, 383 South Third Street, Columbus, Ohio 43215 (the "Landlord") and Symix Computer Systems, Inc., an Ohio corporation, whose address is 2800 Corporate Exchange Drive, Columbus, Ohio 43231 (the "Tenant").

                                      RECITALS

     A. 2600 Realty Corp. V, Landlord's predecessor in interest, and Tenant entered into a lease agreement dated April 3, 1991 (the "Lease") and a Start Date Agreement dated October 15, 1992, pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, certain premises containing approximately 60,238 rentable square feet of office space (the "Original Premises") located on the third and fourth floors of Corporate Exchange Building V, 2800 Corporate Exchange Drive, Columbus, Franklin County, Ohio (the "Building").

     B. Tenant desires to lease additional office space in the Building and to amend the Lease.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. Tenant hereby leases an additional one thousand eight hundred eighty (1,880) rentable square feet of office space (the "Expansion Space") located on the second floor of the Building as shown on the floor plan attached hereto as Exhibit A.

          2. The term of the lease for the Expansion Space shall commence on December 1, 1993, shall be concurrent with the Term of the Lease, and shall expire on June 30, 1996 unless sooner terminated as provided in the Lease.

          3. Commencing on December 1, 1993, (a) the Premises shall be deemed to include the Expansion Space, and (b) the Premises, including the Original Premises and the Expansion Space, will contain an aggregate of 62,118 rentable square feet.

          4. Tenant shall pay Landlord Base Rent for the Premises in the amount of Fifty Thousand Two Hundred Sixteen and 33/100 Dollars ($50,216.33) per month, payable in advance on the first day of each calendar month, without set off or demand, beginning on December 1, 1993, and continuing each calendar month until the expiration of the Lease Term.


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

          5. Commencing on December 1, 1993, Tenant's pro rata share shall be increased to 51.7%.

          6. Landlord shall, at its expense, install a partition wall to demise the Premises as shown in Exhibit B attached hereto. Except for the Landlord's Work set forth in this Section 6, Tenant accepts the Premises in "AS IS" condition.

          7. Within five (5) days after December 1, 1993, Tenant shall execute and deliver an acceptance letter in the form of Exhibit C attached hereto (the "Acceptance Letter"). By executing the Acceptance Letter, Tenant shall be deemed conclusively to have accepted the Premises and to have acknowledged that the Premises are in the condition required by the Lease and this Amendment.

          8. Except as set forth in this Lease Amendment, all provisions of the Lease shall remain unchanged and in full force and effect and shall apply to this Lease Amendment. All terms and conditions of the Lease not specifically amended by this Lease Amendment shall apply as if fully rewritten herein, and the rights and obligations of Tenant shall be governed and controlled by the terms and conditions of the Lease as amended hereby.

          9. Tenant hereby certifies that no real estate broker has or will represent it in this transaction and that no finder's fees have been earned by any third party other than Pizzuti Realty, Inc. and Joseph Skilken Realty, Inc. and Tenant shall indemnify and hold Landlord harmless from any liability or expense that may arise from such claims, including reasonable attorney's fees. Landlord will pay Pizzuti Realty, Inc. and Joseph Skilken Realty, Inc. fees in accordance with separate written agreements between Landlord and Pizzuti Realty, Inc. and Joseph Skilken Realty, Inc.

     IN WITNESS WHEREOF, Landlord has executed this Lease Amendment on the ____ day of December, 1993 and Tenant has executed this Lease Amendment on the ____ day of December, 1993.

                              LANDLORD: CORPORATE EXCHANGE
                                        BUILDINGS IV AND V
                                        LIMITED PARTNERSHIP
WITNESSES:                    By Joseph Skilken & Co., General
                              partner

___________________________   By:______________________________
                                   Steve Skilken, President
Print Name:________________
                              Date:____________________________
___________________________

Print Name:________________


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

                              TENANT: SYMIX COMPUTER SYSTEMS,INC.


___________________________   By:_______________________________
                                   Larry J. Fox
Print Name:________________        Chief Executive Officer

                              Date:_____________________________
___________________________

Print Name:________________


___________________________   By:_______________________________
                                   Bradford W. Payne
Print Name:________________        Chief Financial Officer

                              Date:______________________________
__________________________

Print Name:________________

                             NOTARIZATION FOR LANDLORD

STATE OF OHIO
COUNTY OF FRANKLIN

     On this ___ day of December, 1993, before me, a notary public in and for said County and State, personally appeared Steve Skilken, President of Joseph Skilken & Co., an Ohio Corporation and the General Partner of CORPORATE EXCHANGE BUILDINGS IV and V LIMITED PARTNERSHIP, an Ohio limited partnership, on behalf of the limited partnership who acknowledged for and on behalf of the corporation and limited partnership that he did sign the foregoing instrument on behalf of the corporation and limited partnership.


                              ________________________________
                              Notary Public
                              My Commission Expires:__________



                         NOTARIZATION FOR CORPORATE TENANT

STATE OF OHIO
COUNTY OF FRANKLIN

     On this ___ day of December, 1993, before me, a notary public in and for said County and State, personally appeared Larry J. Fox, Chief Executive Officer, and Bradford W. Payne, Chief Financial Officer, of SYMIX COMPUTER SYSTEMS, INC., an Ohio corporation, who represented that they are duly authorized to sign and did sign the foregoing lease on behalf of the corporation.


                              _________________________________
                              Notary Public
                              My Commission Expires:___________


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

                      CERTIFICATE OF INCUMBENCY AND RESOLUTION

                                         OF

                            SYMIX COMPUTER SYSTEMS, INC.

     I, ______________, duly elected Secretary of Symix Computer Systems, Inc., an Ohio corporation (the "Company"), do hereby certify that Larry J. Fox, is the duly elected and qualified Chief Executive Officer and Bradford W. Payne is the duly elected and qualified Chief Financial Officer of Symix Computer Systems, Inc. as of the date set forth below, and the signatures set forth opposite their respective names are the true and genuine signatures of both:

     NAME                         SIGNATURE
     Larry J. Fox             _______________________________

     Bradford W. Payne        _______________________________

     I, ______________, further certify that the following is a true and correct copy of the resolution duly adopted by unanimous written consent of the Board of Directors of Symix Computer Systems, Inc. on ____________________, 1993 and that there are no modifications, additions or rescissions thereto:

          RESOLVED, that the Chief Executive Officer and Chief Financial Officer be and hereby are authorized and empowered to execute in the name of and to deliver on behalf of the Company any and all documents relating to real estate transactions including, but not limited to, leases, subleases, and purchase and sale documents, and amendments and supplements thereto, and specifically that they are authorized and empowered to enter into a lease amendment with Corporate Exchange Buildings IV and V Limited Partnership for additional office space at Corporate Exchange Building V.

     IN WITNESS WHEREOF, the undersigned has hereunto set (her) (his) hand and affixed the seal of the Company on this ___ day of __________, 1993.


                              SYMIX COMPUTER SYSTEMS, INC.

(CORPORATE SEAL)

                              By:___________________________

                               EXHIBITS A and B

                           [VISUAL VIEW OF FLOOR PLAN]
                                   (Omitted)

                                   EXHIBIT C
                            TENANT ACCEPTANCE LETTER

                             [Letterhead of Tenant]

                                                                        [Date]


Corporate Exchange Buildings IV and V Limited Partnership
383 South Third Street
Columbus, Ohio  43215
Attention:  Steve Skilken

     Re:  Lease Dated April 3, 1991 and Lease Amendment Dated
          December 1, 1993 for Suite ___, Corporate Exchange
          Building V, 2800 Corporate Exchange Drive, Columbus, Ohio
          43231

Gentlemen:

     The undersigned, as Tenant, hereby confirms the following as of December 1, 1993:

     1. Tenant has accepted possession of and is currently occupying the entire Premises.

     2.   The commencement date for the Lease Amendment is December 1, 1993.

     3. All alterations and improvements required to be performed by Landlord pursuant to the terms of the Lease and the Lease Amendment to prepare the entire Premises for Tenant's occupancy have been satisfactorily completed.

     4. As of the date hereof, Landlord, has fulfilled all its obligations under the Lease.

     5. The Lease is in full force and effect and has not been modified, altered, or amended except pursuant to the instruments described above.

     6. There are no offsets or credits against Rent or any other charge payable by Tenant under the Lease, nor has any Rent or any other charge payable by Tenant been prepaid.


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

     7. Tenant has no notice of any prior assignment, hypothecation, or pledge of the Lease or any Rent due under the Lease.

                              Sincerely,

                              SYMIX COMPUTER SYSTEMS, INC.


                              By:____________________________

                              Name:__________________________


Title:_________________________

                                   Exhibit A
                                  Floor Plan
                                   (omitted)


                                      63